Critical accounting judgements and key sources of estimation uncertainty	12 Months Ended
Mar. 31, 2026
Critical Accounting Judgements And Key Sources Of Estimation Uncertainty
Critical accounting judgements and key sources of estimation uncertainty

4.	Critical accounting judgements and key sources of estimation uncertainty

Directors have used estimates and assumptions in measuring the reported amounts of assets and liabilities at the end of the reporting period and the reported amounts of expenses during the reporting period. Judgements and assumptions are applied in the measurement, and hence, the actual results may not coincide with the report amounts.

(a)	Critical judgements in applying the Group’s accounting policies

In the process of applying the Group’s accounting policies, the directors are of the opinion that there are no instances of application of judgements which are expected to have a significant effect on the amounts recognised in the financial statements, except for:

Determining the lease term of contracts with renewal and termination options - Group as lessee

The Group determines the lease term as the non-cancellable term of the lease, together with any periods covered by an option to extend the lease if it is reasonably certain to be exercised, or any periods covered by an option to terminate the lease, if it is reasonably certain not to be exercised.

The Group has several lease contracts that include extension and termination options. The Group applies judgement in evaluating whether it is reasonably certain whether or not to exercise the option to renew or terminate the lease. That is, it considers all relevant factors that create an economic incentive for it to exercise either the renewal or termination. After the commencement date, the Group reassesses the lease term if there is a significant event or change in circumstances that is within its control and affects its ability to exercise or not to exercise the option to renew or to terminate.

The Group included the renewal period as part of the lease term for leases of assets with shorter non-cancellable period. The Group typically exercises its option to renew for these leases because there will be a significant negative effect on production if a replacement asset is not readily available. The renewal periods for leases of assets with longer non-cancellable periods are not included as part of the lease term as these are not reasonably certain to be exercised. Furthermore, the periods covered by termination options are included as part of the lease term only when they are reasonably certain not to be exercised.

(b)	Key sources of estimation uncertainty

Directors believe that there are no key assumptions made concerning the future, and other key sources of estimation uncertainty at the end of the reporting period, that have a significant risk of causing a material adjustment to the carrying amounts of assets and liabilities within the next reporting period, except for:

Useful lives of property, plant and equipment and amortisation of right-of-use (“ROU”) assets

The Group regularly reviews the estimated useful lives of property, plant and equipment and ROU assets based on factors such as business plan and strategies, expected level of usage and future technological developments. Future results of operations could be materially affected by changes in these estimates brought about by changes in the factors mentioned above. A reduction in the estimated useful lives of property, plant and equipment and ROU assets would increase the recorded depreciation or amortisation and decrease the value of property, plant and equipment and ROU assets. The carrying amount at the reporting date for property, plant and equipment and ROU asset are disclosed in Note 5 and 6 respectively.

4.	Critical accounting judgements and key sources of estimation uncertainty (Cont’d)

(b)	Key sources of estimation uncertainty (Cont’d)

Impairment of financial assets

The impairment provisions for trade receivables are based on assumptions about risk of default and expected loss rate. The Group uses judgement in making these assumptions and selecting inputs to the impairment calculation, based on the Group’s past history, existing market conditions as well as forward looking estimates at the end of each reporting period.

The Group uses a provision matrix to calculate expected credit losses for trade receivables. The provision rates are depending on the number of days that a trade receivable is past due. The Group uses the grouping according to the customer segments that have similar loss patterns.

The provision matrix is initially based on the Group’s historical observed default rates. The Group will calibrate the matrix to adjust the historical credit loss experience with forward-looking information. At the end of each reporting period, the historical observed default rates are updated and changes in the forward-looking estimates are analysed.

The assessment of the correlation between historical observed default rates, forward-looking estimates and expected credit losses is a significant estimate. The amount of expected credit losses is sensitive to changes in circumstances and of forecast economic conditions over the expected lives of the financial assets. The Group’s historical credit loss experience and forecast of economic conditions may also not be representative of customer’s actual default in the future.

Inventories valuation

Inventories are measured at the lower of cost and net realisable value. The Group estimates the net realisable value of inventories based on an assessment of expected sales prices less estimated cost to sell. Demand levels and pricing competition could change from time to time. If such factors result in an adverse effect on the Group’s products, the Group might be required to reduce the value of its inventories. Details of inventories are disclosed in Note 10.

Discount rate used in leases

Where the interest rate implicit in the lease cannot be readily determined, the Group uses the incremental borrowing rate to measure the lease liabilities. The incremental borrowing rate is the interest rate that the Group would have to pay to borrow over a similar term, the funds necessary to obtain an asset of a similar value to the right-of-use asset in a similar economic environment. Therefore, the incremental borrowing rate requires estimation, particularly when no observable rates are available or when they need to be adjusted to reflect the terms and conditions of the lease. The Group estimates the incremental borrowing rate using observable inputs when available and is required to make certain entity-specific estimates.

Fair value measurement of financial instruments

Management uses valuation techniques in measuring the fair value of financial instruments where active market quotes are not available. Details of the assumptions used are given in the notes regarding financial assets and liabilities. In applying the valuation techniques management makes maximum use of market inputs, and uses estimates and assumptions that are, as far as possible, consistent with observable data that market participants would use in pricing the instrument. Where applicable data is not observable, management uses its best estimate about the assumptions that market participants would make. These estimates may vary from the actual prices that would be achieved in an arm’s length transaction at the end of the reporting period.

Income taxes

Judgement is involved in determining the provision for income taxes. There are certain transactions and computations for which the ultimate tax determination is uncertain during the ordinary course of business.

The Group recognises liabilities for tax based on estimates of whether additional taxes will be due. Where the final tax outcome of these tax matters is different from the amounts that were initially recognised, such differences will impact the income tax and/or deferred tax provisions in the period in which such determination is made.